SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report: (Date of earliest event reported)         October 14, 1998


                          Kent Financial Services, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of Incorporation)


        1-7986                                            75-1695953
(Commission File Number)                    (IRS Employer Identification Number)


     376 Main Street, P.O. Box 74                                       07921
(Address of Principal Executive Offices)                             (Zip Code)


                                  908-234-0078
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
         (Former name or former addresses, if changed since last report)

Item 5. Other Events
--------------------

     On October 15, 1998 Kent Financial Services, Inc. announced that it would split its stock two for one with a record date of October 26, 1998 and a distribution date of November 9, 1998. A copy of the press release is attached.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(c)     Exhibits

Item    Exhibit

99      Press Release

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  KENT FINANCIAL SERVICES, INC.


                                                  By: /s/ John W. Galuchie, Jr.
                                                      --------------------------
                                                  Name:  John W. Galuchie, Jr.
                                                  Title: Vice President

Dated: October 15, 1998